UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
April 26, 2007
UNIFI, INC.
(Exact name of registrant as specified in its charter)

New York	1-10542	11-21654951
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7201 West Friendly Avenue
Greensboro, North Carolina 27410
(Address of principal executive offices, including zip code)
(336) 294-4410
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On April 26, 2007, Unifi, Inc. (the “Registrant”) issued a press release announcing its operating results for its third fiscal quarter ended March 25, 2007, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 7.01. REGULATION FD DISCLOSURE.
     On April 26, 2007, the Registrant will host a conference call to discuss financial results for its third fiscal quarter. The slide package prepared for use by executive management for this presentation is attached hereto as Exhibit 99.2. All of the information in the presentation is presented as of April 26, 2007, and Unifi does not assume any obligation to update such information in the future.
     The information included in the preceding paragraph, as well as the exhibit referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
ITEM 8.01. OTHER EVENTS
     On April 26, 2007, the Registrant issued a press release announcing its operating results for its third fiscal quarter ended March 25, 2007, which press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     On April 26, 2007, the registrant issued the press release announcing its rationalization plans for its recently acquired Dillon South Carolina operations, which press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d)     Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 26, 2007 with respect to the Registrant’s financial results for its third fiscal quarter ended March 25, 2007

99.2	Slide Package prepared for use on April 26, 2007 in connection with the Registrant’s third fiscal quarter earnings conference call to be held on April 26, 2007

99.3	Press Release dated April 26, 2007 with respect to the Registrant’s rationalization plans for its recently acquired Dillon South Carolina operations

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIFI, INC.

	By:	/s/ CHARLES F. MCCOY

Charles F. McCoy Vice President, Secretary and General Counsel

Dated: April 26, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release dated April 26, 2007 with respect to the Registrant’s financial results for its third fiscal quarter ended March 25, 2007

99.2	Slide Package prepared for use on April 26, 2007 in connection with the Registrant’s third fiscal quarter earnings conference call to be held on April 26, 2007

99.3	Press Release dated April 26, 2007 with respect to the Registrant’s rationalization plans for its recently acquired Dillon South Carolina operations